                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement on
Form S-8 (No. 333-71730) of Chinawe.com Inc. of our report dated April 14, 2005 which appears on page F-1 of this annual report on Form 10-KSB for the year ended December 31, 2004.

/s/ Moores Rowland
Chartered Accountants
Certified Public Accountants

Hong Kong
April 14, 2005